UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                    November 5, 2004

                   Winnebago Industries, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-06403	42-0802678
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                    641-585-3535

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

Winnebago Industries, Inc. (“Winnebago”) is filing herewith a press release issued on November 9, 2004, as Exhibit 99.1 which is included herein. The press release was issued to report that Hanson Capital Partners, LLC (“HCP”), which is owned and controlled by the family of Winnebago’s late founder John K. Hanson and his wife, Luise V. Hanson, completed the sale of 450,000 shares of Winnebago’s common stock that were included in a written trading plan executed on August 12, 2004, pursuant to SEC Rule 10b5-1(c) relating to sales of Winnebago’s common stock.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of Winnebago Industries, Inc. dated November 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2004	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Winnebago Industries, Inc. dated November 9, 2004.